Fees Summary	Nov. 05, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 49,559,336.19
Previously Paid Amount	0.00
Total Fee Amount	6,844.14
Total Offset Amount	0.00
Net Fee	$ 6,844.14